[Logo] M F S (R)
INVESTMENT MANAGEMENT
75 YEARS
WE INVENTED THE MUTUAL FUND(R)

                               [Graphic Omitted]

                    MFS(R) RESEARCH GROWTH
                    AND INCOME FUND
                    ANNUAL REPORT o AUGUST 31, 1999

              ----------------------------------------------------
              DIVERSIFYING YOUR INVESTMENT PORTFOLIO (see page 31)
              ----------------------------------------------------

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  3
Performance Summary .......................................................  6
Portfolio of Investments .................................................. 10
Financial Statements ...................................................... 15
Notes to Financial Statements ............................................. 22
Independent Auditors' Report .............................................. 28
MFS' Year 2000 Readiness Disclosure ....................................... 30
Trustees and Officers ..................................................... 33

       MFS ORIGINAL RESEARCH(R)

       RESEARCH HAS BEEN CENTRAL TO INVESTMENT MANAGEMENT AT MFS
       SINCE 1932, WHEN WE CREATED ONE OF THE FIRST IN-HOUSE
       RESEARCH DEPARTMENTS IN THE MUTUAL FUND                              (SM)
       INDUSTRY. ORIGINAL RESEARCH(SM) AT MFS IS MORE          ORIGINAL RESEARCH
       THAN JUST CRUNCHING NUMBERS AND CREATING
       ECONOMIC MODELS: IT'S GETTING TO KNOW                           MFS
       EACH SECURITY AND EACH COMPANY PERSONALLY.
                                                              MAKES A DIFFERENCE


--------------------------------------------------------------------------------
NOT FDIC INSURED                MAY LOSE VALUE                NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
     Jeffrey L. Shames

Dear Shareholders,
The current investment and economic environment bears little resemblance to last year's. One year ago, global economies were floundering, and the crisis in Asia threatened an already weak U.S. economy. Corporate earnings were flat, and economists used the word "deflation" for the first time in recent memory. Entering 1999, expectations for corporate earnings growth were lowered dramatically. In an attempt to foster U.S. growth, the Federal Reserve Board (the Fed) lowered interest rates.

As a result, this year the U.S. economy is booming and unemployment is low. Many corporations are focused on improving their profitability, and investors have been rewarded with positive surprises across a variety of industries. Our analysts predict that corporate earnings growth for 1999 will average 12% - 15%.

Global economies also are showing signs of strength, and the Asian crisis has passed. In fact, Japan's economic woes seem to have reached bottom. Although the process is in its infancy, some Japanese corporations not only are talking about restructuring and cost cutting, they also are beginning to take action, looking within to become more competitive and improve returns on equity. While still lagging the United States, Europe is beginning to restructure and consolidate. These signs of international growth have contributed to concerns that the U.S. economy now may be too strong. In June, and again in August, the Fed raised rates by one-quarter of a percentage point to help ward off the specter of inflation.

After an unprecedented four years of 20% annual returns in the U.S. equity market, we fear that many investors have become accustomed to high returns and have lost sight of the risks they take on to achieve them. In the current market many investors are taking on additional risk - whether through day trading or investing in speculative Internet stocks.

Risks are as much a part of the market today as they were one year ago. We believe the market remains overvalued, with stocks priced 30% above our analysts' earnings projections. And market narrowness has not abated; the top 25 stocks in the Standard & Poor's 500 Composite Index, a popular, unmanaged index of common stock total return performance, are still the most overvalued. Such extreme overvaluation makes the stock market sensitive to interest-rate news and any negative earnings surprises. The Year 2000 (Y2K) computer problem is another factor causing investor concern. While we believe corporate America is well prepared to address any Y2K situations that may arise at year-end, no one can predict investor behavior. In our opinion, it is investor behavior that has the greatest potential to create market volatility.

We believe the best way to address Y2K and other market risks is through our continuing commitment to MFS Original Research(R) and our fundamental investment tenet of long-term investing. Whether markets are up or down, MFS analysts focus on analyzing industries and visiting companies to determine the long-term winners and the prices that will make them attractive opportunities. Because all companies will not benefit equally from the improving international environment, bottom-up research remains critical to identifying those that we believe are successfully restructuring, consolidating, and gaining market share.

Changes in market and economic conditions can't be predicted but should always be expected. The changes we have seen over the past year only reinforce our commitment to long-term planning and investing. We believe volatility helps to create opportunity for long-term investors to buy solid companies at attractive prices. For this reason, we are continuing to expand our domestic and international capabilities to ensure that MFS has primary, in-house research on companies worldwide. We believe that we have built the right investment team, backed by MFS Original Research, to take advantage of those opportunities for our shareholders.

We appreciate your confidence and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    September 15, 1999

MANAGEMENT REVIEW AND OUTLOOK

[Photo of Alec C. Murray]
    Alec C. Murray

For the 12 months ended August 31, 1999, the Fund's Class A shares provided a total return of 28.64%, Class B shares 27.74%, Class C shares 27.66%, and Class I shares 28.95%. These returns, which include the reinvestment of any distributions but exclude the effects of any sales charges, compare to a 39.83% return over the same period for the Standard & Poor's 500 Composite Index (the S&P 500), a popular, unmanaged index of common stock total return performance. The average growth and income fund tracked by Lipper Analytical Services, Inc., an independent firm that reports mutual fund performance, returned 31.14% over the same period.

Q. HOW WOULD YOU DESCRIBE THE MARKET OVER THE PAST YEAR?

A. It has generally been favorable. In the fall of 1998, we were coming off a pretty severe meltdown brought on by news that the Russian government was defaulting on its loans and Latin American countries might be devaluing their currencies. Many investors were shifting out of stocks, and it looked like we could be headed for a global liquidity crisis. Fortunately, the Federal Reserve Board stepped in early last fall and lowered short-term interest rates. This restored investor confidence, and stocks took off in the fourth quarter of the year. The market continued climbing in the first few months of 1999, with most of the appreciation coming from about 25 growth stocks in the S&P 500. Then, in April, the market began to broaden thanks to a healthy U.S. economy and strong international markets. Despite rising interest rates and some volatility, both economically sensitive and small-company stocks made up for lost ground during the spring and summer.

Q. WHICH STOCKS DISAPPOINTED DURING THE PERIOD?

A. Supermarkets and drugstores with steady earnings growth looked attractive last year when only a small group of companies were growing earnings. But as the earnings of cyclical stocks such as oil and paper started to take off this past spring, investors began dumping names such as CVS, a drug store chain, and Kroger, a supermarket chain. Similarly, investors abandoned consumer stocks for cyclicals. That hurt names like Clorox, whose valuation (price relative to earnings and other measures) has now fallen so far that it looks quite attractive. Finally, rising interest rates hurt financial services stocks, including the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association, both of which we sold.

Q. WHAT FACTORS POSITIVELY IMPACTED PERFORMANCE?

A. A few factors. First, we had a sizable stake in technology, focusing on well-known, quality companies with strong prospects. Stocks that continued to do well for us were Microsoft, which is coming out with new products later this year, and Intel, which is enjoying high margins on its new xeon chip. We also invested heavily in telecommunications stocks, which have benefited from the huge growth in voice and data communications on the Internet. Some of our top performers in this area were service stocks such as Bell Atlantic and Sprint, as well as equipment manufacturers like Cisco Systems. Second, oil stocks enjoyed a nice rebound due to rising oil prices, industry consolidation, and cost cutting. Mobil and Exxon, which are in the process of merging, as well as BP Amoco all did well for us. Finally, strong stock selection gave us an edge even in sectors that were not market leaders. Two examples were Bristol-Myers Squibb, which has a promising line-up of new drugs, and Tyco International, an industrial conglomerate that has done especially well with its underseas fiber-optic cable business.

Q. HAVE YOU MADE ANY NOTABLE CHANGES TO THE PORTFOLIO OVER THE PAST YEAR?

A. We try to buy companies with great track records and great franchises when their stocks are selling at reasonable valuations. A year ago we sold Coca-Cola because we thought it was overpriced relative to its earnings prospects. The stock price has since tumbled, giving us an opportunity to start rebuilding our stake in the company. More recently, we took profits in Lucent and used the proceeds to increase our investment in Cisco, the leading supplier of routing and switching equipment to Internet service providers. We believe Cisco represents a better opportunity than Lucent, given the company's heavy investment in research and development for next- generation products. We also sold Pfizer, which was one of the highest- priced stocks in the pharmaceutical industry. We were concerned that market share gains from both its Celebrex and Viagra products may have peaked, with no new blockbuster drugs on the horizon.

Q. WHAT'S YOUR OUTLOOK FOR THE MARKET AND CORPORATE EARNINGS IN PARTICULAR?

A. We are optimistic. So far this year the S&P 500 has had double-digit earnings growth, with more and more companies participating in the gains. We believe that strong corporate earnings growth will continue, especially if, as expected, economic growth here remains healthy, inflation stays low, and consumer spending remains strong. Cyclical stocks with operations in other countries should do especially well as economies overseas rebound. We expect the large-company market leaders we invest in to benefit from this favorable environment.

/s/ Alec C. Murray
    Alec C. Murray
    Associate Director of Equity Research

The committee of MFS research analysts is responsible for the day-to-day management of the Fund under the general supervision of Mr. Murray.

The opinions expressed in this report are those of the Associate Director of Equity Research and are current only through the end of the period of the report as stated on the cover. His views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

--------------------------------------------------------------------------------
FUND FACTS
--------------------------------------------------------------------------------

OBJECTIVE:               SEEKS TO PROVIDE LONG-TERM GROWTH OF CAPITAL, CURRENT
                         INCOME, AND GROWTH OF INCOME.

COMMENCEMENT OF
INVESTMENT OPERATIONS:   JANUARY 2, 1996

CLASS INCEPTION:         CLASS A  JANUARY 2, 1996
                         CLASS B  JANUARY 2, 1997
                         CLASS C  JANUARY 2, 1997
                         CLASS I   JANUARY 2, 1997

SIZE:                    $211.5 MILLION NET ASSETS AS OF AUGUST 31, 1999

PERFORMANCE SUMMARY

The following information illustrates the historical performance of the Fund's original share class in comparison to various market indicators. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. (See Notes to Performance Summary for more information.)
It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

(For the period from the commencement of the Fund's investment operations, January 2, 1996, through August 31, 1999. Index information is from January 1, 1996.)

                   MFS Research Growth            S&P 500
                     and Income Fund             Composite
                         - Class A                Index
-----------------------------------------------------------
January, 1996             $ 9,425                $10,000
 August, 1996              10,490                 10,745
 August, 1997              14,290                 15,113
 August, 1998              15,194                 16,336
 August, 1999              19,546                 22,842


AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN

THROUGH AUGUST 31, 1999

CLASS A
                                                  1 Year    3 Years      Life*
--------------------------------------------------------------------------------
Cumulative Total Return                          +28.64%    +86.33%   +107.39%
--------------------------------------------------------------------------------
Average Annual Total Return                      +28.64%    +23.05%   + 22.03%
--------------------------------------------------------------------------------
SEC Results                                      +21.25%    +20.65%   + 20.08%
--------------------------------------------------------------------------------

CLASS B
                                                  1 Year    3 Years      Life*
--------------------------------------------------------------------------------
Cumulative Total Return                          +27.74%    +84.30%   +105.13%
--------------------------------------------------------------------------------
Average Annual Total Return                      +27.74%    +22.10%   + 21.26%
--------------------------------------------------------------------------------
SEC Results                                      +23.74%    +21.42%   + 20.76%
--------------------------------------------------------------------------------

CLASS C
                                                  1 Year    3 Years      Life*
--------------------------------------------------------------------------------
Cumulative Total Return                          +27.66%    +84.03%   +104.83%
--------------------------------------------------------------------------------
Average Annual Total Return                      +27.66%    +22.04%   + 21.21%
--------------------------------------------------------------------------------
SEC Results                                      +26.66%    +22.04%   + 21.21%
--------------------------------------------------------------------------------

CLASS I
                                                  1 Year    3 Years      Life*
--------------------------------------------------------------------------------
Cumulative Total Return                          +28.95%    +90.28%   +111.78%
--------------------------------------------------------------------------------
Average Annual Total Return                      +28.95%    +23.40%   + 22.32%
--------------------------------------------------------------------------------

COMPARATIVE INDICES
                                                  1 Year    3 Years      Life*
--------------------------------------------------------------------------------
Average growth and income fund+                  +31.14%    +20.18%   + 18.80%
--------------------------------------------------------------------------------
Standard & Poor's 500 Composite Index#           +39.83%    +28.58%   + 25.27%
--------------------------------------------------------------------------------
* For the period from the commencement of the Fund's investment operations, January 2, 1996, through August 31, 1999. Index information is from
  January 1, 1996.
+ Source: Lipper Analytical Services, Inc.
# Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Class A share ("A") SEC results include the maximum 5.75% sales charge. Class B share ("B") SEC results reflect the applicable contingent deferred sales charge
(CDSC), which declines over six years from 4% to 0%. Class C shares ("C") have no initial sales charge but, like B, have higher annual fees and expenses than
A. C SEC results reflect the 1% CDSC applicable to shares redeemed within 12 months. Class I shares ("I") have no sales charge or Rule 12b-1 fees and are only available to certain institutional investors.

B and C results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of A for periods prior to the inception of B and C. Because operating expenses of B and C are higher than those of A, B and C performance generally would have been lower than A performance. The A performance included in the B and C SEC performance has been adjusted to reflect the CDSC generally applicable to B and C rather than the initial sales charge generally applicable to A.

I results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of A for periods prior to the inception of I. Because operating expenses of A are greater than those of I, I performance generally would have been higher than A performance. The A performance included in the I performance has been adjusted to reflect the fact that I have no initial sales charge.

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

PORTFOLIO CONCENTRATION AS OF AUGUST 31, 1999

FIVE LARGEST STOCK SECTORS

            FINANCIAL SERVICES                           18.6%
            TECHNOLOGY                                   14.8%
            CONSUMER STAPLES                             12.1%
            UTILITIES & COMMUNICATIONS                   12.0%
            HEALTH CARE                                  10.7%

TOP 10 STOCK HOLDINGS

MICROSOFT CORP.  4.8%                   BELL ATLANTIC CORP.  2.0%
Computer software and systems company   Integrated telecommunications company

TYCO INTERNATIONAL LTD.  3.2%           GUIDANT CORP.  1.9%
Security systems, packaging, and        Medical device manufacturer
electronic equipment conglomerate
                                        MCI WORLDCOM, INC. 1.9%
BP AMOCO PLC  3.1%                      Telecommunications company
British oil and petrochemical company
                                        CIGNA CORP. 1.6%
INTEL CORP.  2.9%                       Multiline insurance company
Semiconductor manufacturer
                                        SPRINT CORP. 1.6%
BRISTOL-MYERS SQUIBB CO.  2.3%          Long-distance telephone company
Pharmaceutical products company

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS -- August 31, 1999

Stocks - 94.2%
--------------------------------------------------------------------------------------------------
ISSUER                                                                   SHARES              VALUE
--------------------------------------------------------------------------------------------------
U.S. Stocks - 87.7%
  Aerospace - 2.6%
    General Dynamics Corp.                                               34,300       $  2,160,900
    Raytheon Co., "B"                                                    15,100          1,028,688
    United Technologies Corp.                                            35,500          2,347,437
                                                                                      ------------
                                                                                      $  5,537,025
--------------------------------------------------------------------------------------------------
  Automotive - 0.5%
    Delphi Automotive Systems Corp.                                      54,800       $  1,027,500
--------------------------------------------------------------------------------------------------
  Banks and Credit Companies - 5.7%
    Bank America Corp.                                                   16,800       $  1,016,400
    Bank of New York Co., Inc.                                           51,200          1,830,400
    BankBoston Corp.                                                     47,000          2,182,562
    Capital One Financial Corp.                                          26,200            989,050
    Chase Manhattan Corp.                                                15,400          1,288,788
    PNC Bank Corp.                                                       41,000          2,144,812
    US Bancorp                                                           45,100          1,392,463
    Wells Fargo Co.                                                      28,100          1,118,731
                                                                                      ------------
                                                                                      $ 11,963,206
--------------------------------------------------------------------------------------------------
  Biotechnology - 1.8%
    Guidant Corp.                                                        65,900       $  3,867,506
--------------------------------------------------------------------------------------------------
  Business Machines - 2.6%
    Motorola, Inc.                                                       32,600       $  3,007,350
    Sun Microsystems, Inc.*                                              30,620          2,434,290
                                                                                      ------------
                                                                                      $  5,441,640
--------------------------------------------------------------------------------------------------
  Chemicals - 0.9%
    Dow Chemical Co.                                                     17,500       $  1,988,438
--------------------------------------------------------------------------------------------------
  Computer Software - Personal Computers - 4.6%
    Microsoft Corp.*                                                    104,800       $  9,700,550
--------------------------------------------------------------------------------------------------
  Computer Software - Services - 0.8%
    EMC Corp.*                                                           28,900       $  1,734,000
--------------------------------------------------------------------------------------------------
  Computer Software - Systems - 0.8%
    Computer Associates International, Inc.                                           $
                                                                          9,800            553,700
    Oracle Corp.*                                                        32,300          1,178,950
                                                                                      ------------
                                                                                      $  1,732,650
--------------------------------------------------------------------------------------------------
  Conglomerates - 3.0%
    Tyco International Ltd.                                              63,422       $  6,425,441
--------------------------------------------------------------------------------------------------
  Consumer Goods and Services - 8.2%
    Avon Products, Inc.                                                  22,700       $    995,963
    Clorox Co.                                                           50,200          2,271,550
    Colgate-Palmolive Co.                                                28,600          1,530,100
    Dial Corp.                                                           67,400          1,870,350
    Fortune Brands, Inc.                                                 55,700          2,088,750
    Galileo International, Inc.                                          49,800          2,415,300
    Gillette Co.                                                         44,500          2,074,812
    Newell Rubbermaid, Inc.                                              51,700          2,119,700
    Procter & Gamble Co.                                                 20,200          2,004,850
                                                                                      ------------
                                                                                      $ 17,371,375
--------------------------------------------------------------------------------------------------
  Electrical Equipment - 0.9%
    Emerson Electric Co.                                                 28,600       $  1,791,075
--------------------------------------------------------------------------------------------------
  Electronics - 2.7%
    Intel Corp.                                                          70,400       $  5,786,000
--------------------------------------------------------------------------------------------------
  Energy - 0.9%
    Sierra Pacific Resources                                             76,652       $  1,868,393
--------------------------------------------------------------------------------------------------
  Entertainment - 1.1%
    Disney (Walt) Co.                                                    85,000       $  2,358,750
--------------------------------------------------------------------------------------------------
  Financial Institutions - 2.5%
    Associates First Capital Corp., "A"                                  68,100       $  2,336,681
    Citigroup, Inc.                                                      64,000          2,844,000
                                                                                      ------------
                                                                                      $  5,180,681
--------------------------------------------------------------------------------------------------
  Food and Beverage Products - 3.7%
    Coca-Cola Co.                                                        47,200       $  2,823,150
    Keebler Foods Co.*                                                   52,500          1,565,156
    Nabisco Holdings Corp., "A"                                          54,600          2,146,463
    Ralston-Ralston Purina Co.                                           49,300          1,355,750
                                                                                      ------------
                                                                                      $  7,890,519
--------------------------------------------------------------------------------------------------
  Insurance - 7.1%
    American International Group, Inc.                                   29,375       $  2,722,695
    CIGNA Corp.                                                          36,400          3,269,175
    Equitable Cos., Inc.                                                 31,200          1,926,600
    Hartford Financial Services Group, Inc.                              34,320          1,559,415
    Hartford Life, Inc., "A"                                              7,100            308,406
    Lincoln National Corp.                                               45,400          2,128,125
    Nationwide Financial Services, Inc., "A"                             25,800            941,700
    Progressive Corp.                                                     5,000            510,000
    ReliaStar Financial Corp.                                            36,454          1,642,709
                                                                                      ------------
                                                                                      $ 15,008,825
--------------------------------------------------------------------------------------------------
  Machinery - 1.4%
    Danaher Corp.                                                        49,100       $  2,884,625
--------------------------------------------------------------------------------------------------
  Medical and Health Products - 4.9%
    American Home Products Corp.                                         69,200       $  2,871,800
    Bristol-Myers Squibb Co.                                             65,200          4,588,450
    Pharmacia & Upjohn, Inc.                                             53,400          2,790,150
                                                                                      ------------
                                                                                      $ 10,250,400
--------------------------------------------------------------------------------------------------
  Medical and Health Technology and Services - 3.6%
    Cardinal Health, Inc.                                                40,700       $  2,594,625
    Genentech, Inc.*                                                      1,700            279,225
    Medtronic, Inc.                                                      30,500          2,386,625
    United HealthCare Corp.                                              38,000          2,310,875
                                                                                      ------------
                                                                                      $  7,571,350
--------------------------------------------------------------------------------------------------
  Metals and Minerals - 1.0%
    Alcoa, Inc.                                                          31,760       $  2,050,505
--------------------------------------------------------------------------------------------------
  Oil Services - 0.2%
    Cooper Cameron Corp.*                                                12,300       $    511,988
--------------------------------------------------------------------------------------------------
  Oils - 3.4%
    Conoco, Inc.                                                         75,100       $  2,018,313
    Exxon Corp.                                                          31,400          2,476,675
    Mobil Corp.                                                          26,300          2,692,462
                                                                                      ------------
                                                                                      $  7,187,450
--------------------------------------------------------------------------------------------------
  Printing and Publishing - 2.2%
    Gannett Co., Inc.                                                    30,800       $  2,092,475
    Tribune Co.                                                          27,000          2,519,438
                                                                                      ------------
                                                                                      $  4,611,913
--------------------------------------------------------------------------------------------------
  Real Estate Investment Trusts - 0.9%
    Highwoods Properties, Inc.                                           79,100       $  1,962,669
--------------------------------------------------------------------------------------------------
  Restaurants and Lodging - 0.6%
    Wendy's International, Inc.                                          41,200       $  1,153,600
--------------------------------------------------------------------------------------------------
  Special Products and Services - 1.9%
    Illinois Tool Works, Inc.                                            27,900       $  2,174,456
    Newport News Shipbuilding, Inc.                                       2,800             88,025
    Xerox Corp.                                                          37,100          1,771,525
                                                                                      ------------
                                                                                      $  4,034,006
--------------------------------------------------------------------------------------------------
  Stores - 4.0%
    CVS Corp.                                                            69,300       $  2,888,944
    Dayton Hudson Corp.                                                  39,300          2,279,400
    Lowe's Cos., Inc.                                                    39,760          1,799,140
    Rite Aid Corp.                                                       79,500          1,470,750
                                                                                      ------------
                                                                                      $  8,438,234
--------------------------------------------------------------------------------------------------
  Supermarkets - 1.5%
    Albertsons, Inc.                                                     42,217       $  2,023,777
    Kroger Co.*                                                          51,900          1,200,188
                                                                                      ------------
                                                                                      $  3,223,965
--------------------------------------------------------------------------------------------------
  Telecommunications - 7.0%
    Bell Atlantic Corp.                                                  66,800       $  4,091,500
    Cisco Systems, Inc.*                                                 31,200          2,115,750
    MCI WorldCom, Inc.*                                                  51,400          3,893,550
    Nortel Networks Corp.                                                 7,500            307,969
    Sprint Corp.                                                         72,900          3,234,937
    Tellabs, Inc.*                                                       20,500          1,221,031
                                                                                      ------------
                                                                                      $ 14,864,737
--------------------------------------------------------------------------------------------------
  Utilities - Electric - 2.5%
    CMS Energy Corp.                                                     46,810       $  1,851,921
    DQE, Inc.                                                            39,000          1,508,812
    PECO Energy Co.                                                      46,800          1,901,250
                                                                                      ------------
                                                                                      $  5,261,983
--------------------------------------------------------------------------------------------------
  Utilities - Gas - 0.9%
    Columbia Energy Group                                                32,850       $  1,940,203
--------------------------------------------------------------------------------------------------
  Utilities - Telephone - 1.3%
    Frontier Corp.                                                       67,700       $  2,839,169
--------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                      185,460,371
--------------------------------------------------------------------------------------------------
Foreign Stocks - 6.5%
  Canada - 0.6%
    Canadian National Railway Co. (Railroads)                            19,500       $  1,239,469
--------------------------------------------------------------------------------------------------
  Germany - 1.0%
    Henkel KGaA, Preferred (Chemicals)                                   13,000       $    942,015
    Mannesmann AG (Conglomerate)                                          7,600          1,167,358
                                                                                      ------------
                                                                                      $  2,109,373
--------------------------------------------------------------------------------------------------
  Ireland - 1.1%
    Bank of Ireland (Banks and Credit Cos.)*                            245,100       $  2,222,020
--------------------------------------------------------------------------------------------------
  Netherlands - 0.5%
    ING Groep N.V. (Financial Services)*                                 19,422       $  1,066,314
--------------------------------------------------------------------------------------------------
  Switzerland - 0.3%
    Nestle S.A. (Food and Beverage Products)                                344       $    679,950
--------------------------------------------------------------------------------------------------
  United Kingdom - 3.0%
    BP Amoco PLC, ADR (Oils)                                             56,738       $  6,361,748
    Lloyds TSB Group PLC (Banks and Credit Cos.)                            597              8,265
                                                                                      ------------
                                                                                      $  6,370,013
--------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                  $ 13,687,139
--------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $175,724,944)                                           199,147,510
--------------------------------------------------------------------------------------------------
Convertible Preferred Stock - 1.4%
--------------------------------------------------------------------------------------------------
  Insurance - 0.1%
    Lincoln National Corp., 7.75%                                         9,100       $    229,775
--------------------------------------------------------------------------------------------------
  Utilities - Electric - 1.3%
    Houston Industries, Inc., 7.00%                                      26,400       $  2,719,200
--------------------------------------------------------------------------------------------------
Total Convertible Preferred Stock (Identified Cost,
$2,410,162)                                                                           $  2,948,975
--------------------------------------------------------------------------------------------------

Short-Term Obligations - 4.5%
--------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
                                                                  (000 OMITTED)
--------------------------------------------------------------------------------------------------
    Student Loan Marketing Assn., due 9/01/99,
      at Amortized Cost                                           $       9,600       $  9,600,000
--------------------------------------------------------------------------------------------------
Other Short-Term Obligations - 1.5%
--------------------------------------------------------------------------------------------------
                                                                         SHARES
--------------------------------------------------------------------------------------------------
    Navigator Securities Lending Prime Portfolio
      (Identified Cost, $3,228,274)                                   3,228,274       $  3,228,274
--------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $190,963,380)                                     $214,924,759
Other Assets, Less Liabilities - (1.6)%                                                 (3,474,134)
--------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                   $211,450,625
--------------------------------------------------------------------------------------------------
*Non-income producing security.

See notes to financial statements.

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
----------------------------------------------------------------------------
AUGUST 31, 1999
----------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $190,963,380)        $214,924,759
  Cash                                                                4,423
  Foreign currency, at value (identified cost, $219)                    213
  Receivable for Fund shares sold                                   327,823
  Receivable for investments sold                                   372,245
  Dividends and interest receivable                                 233,087
  Deferred organization expenses                                        582
  Other assets                                                        1,687
                                                               ------------
      Total assets                                             $215,864,819
                                                               ------------
Liabilities:
  Payable for Fund shares reacquired                           $    379,595
  Payable for investments purchased                                 593,990
  Collateral for securities loaned, at value                      3,228,274
  Payable to affiliates -
    Management fee                                                   11,313
    Shareholder servicing agent fee                                   1,740
    Distribution and service fee                                    132,074
    Administrative fee                                                  260
  Accrued expenses and other liabilities                             66,948
                                                               ------------
      Total liabilities                                        $  4,414,194
                                                               ------------
Net assets                                                     $211,450,625
                                                               ============

Net assets consist of:
  Paid-in capital                                              $171,597,362
  Unrealized appreciation on investments and
    translation of assets and liabilities
    in foreign currencies                                        23,961,513
  Accumulated undistributed net realized gain on
     investments and foreign currency transactions               15,910,645
  Accumulated net investment loss                                   (18,895)
                                                               ------------
      Total                                                    $211,450,625
                                                               ============
Shares of beneficial interest outstanding                       11,901,454
                                                                ==========
Class A shares:
  Net asset value per share
    (net assets of $76,634,889 / 4,289,545 shares
     of beneficial interest outstanding)                         $17.87
                                                                 ======
  Offering price per share (100 / 94.25) of net asset
     value per share)                                            $18.96
                                                                 ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $112,000,340 / 6,321,189 shares
     of beneficial interest outstanding)                         $17.72
                                                                 ======
Class C shares:
  Net asset value and offering price per share
    (net assets of $22,073,777 / 1,249,352 shares
    of beneficial interest outstanding)                          $17.67
                                                                 ======
Class I shares:
  Net asset value, offering price, and redemption price
    per share (net assets of $741,619 / 41,368 shares
    of beneficial interest outstanding)                          $17.93
                                                                 ======
On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements.

Statement of Operations
------------------------------------------------------------------------------
YEAR ENDED AUGUST 31, 1999
------------------------------------------------------------------------------

Net investment income (loss):
  Income -
    Dividends                                                $  2,602,393
    Interest                                                      335,057
    Foreign taxes withheld                                        (18,438)
                                                             ------------
      Total investment income                                $  2,919,012
                                                             ------------
  Expenses -
    Management fee                                           $  1,252,383
    Trustees' compensation                                         46,826
    Shareholder servicing agent fee                               205,404
    Distribution and service fee (Class A)                        246,516
    Distribution and service fee (Class B)                      1,017,225
    Distribution and service fee (Class C)                        196,908
    Administrative fee                                             24,553
    Custodian fee                                                  76,461
    Printing                                                       45,251
    Postage                                                        31,602
    Auditing fees                                                  42,008
    Legal fees                                                      4,370
    Amortization of organization expenses                             434
    Miscellaneous                                                 154,744
                                                             ------------
      Total expenses                                         $  3,344,685
    Reduction of expenses by distributor                          (70,567)
    Fees paid indirectly                                          (16,461)
                                                             ------------
      Net expenses                                           $  3,257,657
                                                             ------------
        Net investment loss                                  $   (338,645)
                                                             ------------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                  $ 15,992,509
    Foreign currency transactions                                 (22,449)
                                                             ------------
      Net realized gain on investments and foreign
       currency transactions                                 $ 15,970,060
                                                             ------------
  Change in unrealized appreciation (depreciation)  -
    Investments                                              $ 25,736,698
    Translation of assets and liabilities in
     foreign currencies                                               170
                                                             ------------
      Net unrealized gain on investments and foreign
        currency translation                                 $ 25,736,868
                                                             ------------
        Net realized and unrealized gain on investments
         and foreign currency                                $ 41,706,928
                                                             ------------
          Increase in net assets from operations             $ 41,368,283
                                                             ============

See notes to financial statements.

Statement of Changes in Net Assets
---------------------------------------------------------------------------------------------------------
YEAR ENDED AUGUST 31,                                                    1999                       1998
---------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income (loss)                                 $     (338,645)            $      129,495
  Net realized gain on investments and foreign currency
    transactions                                                   15,970,060                  8,030,468
  Net unrealized gain (loss) on investments and foreign
    currency translation                                           25,736,868                 (7,349,137)
                                                               --------------             --------------
    Increase in net assets from operations                     $   41,368,283             $      810,826
                                                               --------------             --------------
Distributions declared to shareholders -
  From net investment income (Class A)                         $      (52,701)            $      (61,099)
  From net investment income (Class B)                              --                            (3,698)
  From net investment income (Class C)                              --                              (249)
  From net investment income (Class I)                                 (4,034)                    (1,850)
  From net realized gain on investments and foreign
    currency transactions (Class A)                                (2,375,799)                (1,497,660)
  From net realized gain on investments and foreign
    currency transactions (Class B)                                (3,430,602)                (1,790,478)
  From net realized gain on investments and foreign
    currency transactions (Class C)                                  (655,481)                  (331,785)
  From net realized gain on investments and foreign
    currency transactions (Class I)                                   (43,344)                   (32,222)
                                                               --------------             --------------
      Total distributions declared to shareholders             $   (6,561,961)            $   (3,719,041)
                                                               --------------             --------------
  Net increase in net assets from Fund share transactions      $   34,164,183             $   60,493,951
                                                               --------------             --------------
      Total increase in net assets                             $   68,970,505             $   57,585,736
Net assets:
  At beginning of period                                          142,480,120                 84,894,384
                                                               --------------             --------------

At end of period (including accumulated net investment loss
 of $18,895 and accumulated undistributed  net investment
 income of $71,813, respectively)                              $  211,450,625             $  142,480,120
                                                               ==============             ==============

See notes to financial statements.

Financial Highlights
----------------------------------------------------------------------------------------------------------------------------
                                                                    YEAR ENDED AUGUST 31,                       PERIOD ENDED
                                                     ---------------------------------------------------          AUGUST 31,
                                                           1999                 1998                1997               1996*
----------------------------------------------------------------------------------------------------------------------------
                                                        CLASS A
----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                    $14.42               $14.12              $11.13              $10.00
                                                         ------               ------              ------              ------
Income from investment operations# -
  Net investment income(S)                               $ 0.05               $ 0.09              $ 0.07              $ 0.05
  Net realized and unrealized gain on investments
    and foreign currency                                   4.03                 0.78                3.02                1.08
                                                         ------               ------              ------              ------
      Total from investment operations                   $ 4.08               $ 0.87              $ 3.09              $ 1.13
                                                         ------               ------              ------              ------
Less distributions declared to shareholders -
  From net investment income                             $(0.01)              $(0.03)             $(0.06)             $ --
  From net realized gain on investments and
    foreign currency transactions                         (0.62)               (0.54)              (0.04)               --
                                                         ------               ------              ------              ------
      Total distributions declared to shareholders       $(0.63)              $(0.57)             $(0.10)             $ --
                                                         ------               ------              ------              ------
Net asset value - end of period                          $17.87               $14.42              $14.12              $11.13
                                                         ======               ======              ======              ======
Total return(+)                                           28.64%                6.33%              36.22%              11.30%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                               1.23%                1.29%               1.51%               1.55%+
  Net investment income                                    0.30%                0.56%               0.56%               0.65%+
Portfolio turnover                                           96%                 101%                106%                 58%
Net assets at end of period (000 omitted)               $76,635              $52,238             $33,567                $492

(S) The distributor voluntarily waived a portion of its distribution fee for all periods indicated below. For the year ended
    August 31, 1997, and for the period ended August 31, 1996, subject to reimbursement by the Fund, the investment adviser agreed to maintain the expenses of the Fund, exclusive of management and distribution and service fees, at not more than 0.60% of average daily net assets. To the extent actual expenses were over/under this limitation and the waiver had not been in place, the net investment income (loss) per share and the ratios would have been:

    Net investment income (loss)                         $ 0.03               $ 0.07              $ 0.07              $(0.13)
    Ratios (to average net assets):
      Expenses##                                           1.33%                1.39%               1.55%               4.58%+
      Net investment income (loss)                         0.20%                0.46%               0.51%              (1.86)%+
  * For the period from the commencement of the Fund's investment operations, January 2, 1996, through August 31, 1996.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. The Fund's expenses are calculated without reduction for this expense offset arrangement.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

Financial Highlights - continued
--------------------------------------------------------------------------------------------------------------------
                                                                   YEAR ENDED AUGUST 31,                PERIOD ENDED
                                                             ---------------------------------            AUGUST 31,
                                                                    1999                  1998                 1997*
--------------------------------------------------------------------------------------------------------------------
                                                                 CLASS B
--------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                             $14.40                $14.11                $12.01
                                                                  ------                ------                ------
Income from investment operations# -
  Net investment loss(S)                                          $(0.08)               $(0.03)               $(0.02)
  Net realized and unrealized gain on investments and
    foreign currency                                                4.02                  0.80                  2.13
                                                                  ------                ------                ------
      Total from investment operations                            $ 3.94                $ 0.77                $ 2.11
                                                                  ------                ------                ------
Less distributions declared to shareholders -
  From net investment income                                      $ --                  $(0.00)+++            $(0.01)
  From net realized gain on investments and foreign
    currency transactions                                          (0.62)                (0.48)                 --
  In excess of net investment income                                --                    --                   (0.00)+++
                                                                  ------                ------                ------
      Total distributions declared to shareholders                $(0.62)               $(0.48)               $(0.01)
                                                                  ------                ------                ------
Net asset value - end of period                                   $17.72                $14.40                $14.11
                                                                  ======                ======                ======
Total return                                                       27.74%                 5.54%                17.56%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                        1.98%                 2.03%                 2.26%+
  Net investment loss                                              (0.45)%               (0.19)%               (0.22)%+
Portfolio turnover                                                    96%                  101%                  106%
Net assets at end of period (000 omitted)                       $112,000               $76,032               $43,069

(S) For the period ended August 31, 1997, subject to reimbursement by the Fund, the investment adviser agreed to maintain the expenses of the Fund, exclusive of management and distribution and service fees, at not more than 0.60% of average daily net assets. To the extent actual expenses were over/under this limitation, the net investment loss per share and the ratios would have been:
      Net investment loss                                                                                      $(0.02)
      Ratios (to average net assets):
        Expenses##                                                                                               2.30%+
        Net investment loss                                                                                     (0.27)%+
  * For the period from the inception of Class B, January 2, 1997, through August 31, 1997.
  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. The Fund's expenses are calculated without reduction for this expense offset arrangement.

See notes to financial statements.

Financial Highlights - continued
--------------------------------------------------------------------------------------------------------------------
                                                                   YEAR ENDED AUGUST 31,                PERIOD ENDED
                                                             ---------------------------------            AUGUST 31,
                                                                    1999                  1998                 1997*
--------------------------------------------------------------------------------------------------------------------
                                                                 CLASS C
--------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                             $14.36                $14.08                $12.00
                                                                  ------                ------                ------

Income from investment operations# -
  Net investment loss(S)                                          $(0.08)               $(0.03)               $(0.02)
  Net realized and unrealized gain on investments and
    foreign currency                                                4.01                  0.80                  2.11
                                                                  ------                ------                ------
      Total from investment operations                            $ 3.93                $ 0.77                $ 2.09
                                                                  ------                ------                ------

Less distributions declared to shareholders -
  From net investment income                                      $ --                  $(0.00)+++            $(0.01)
  From net realized gain on investments and foreign
    currency transactions                                          (0.62)                (0.49)                 --
  In excess of net investment income                                --                    --                   (0.00)+++
                                                                  ------                ------                ------
      Total distributions declared to shareholders                $(0.62)               $(0.49)               $(0.01)
                                                                  ------                ------                ------
Net asset value - end of period                                   $17.67                $14.36                $14.08
                                                                  ======                ======                ======
Total return                                                       27.66%                 5.59%                17.41%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                        1.98%                 2.03%                 2.26%+
  Net investment loss                                              (0.46)%               (0.19)%               (0.21)%+
Portfolio turnover                                                    96%                  101%                  106%
Net assets at end of period (000 omitted)                        $22,074               $13,199                $7,433

(S) For the period ended August 31, 1997, subject to reimbursement by the Fund, the investment adviser agreed to maintain the expenses of the Fund, exclusive of management and distribution and service fees, at not more than 0.60% of average daily net assets. To the extent actual expenses were over/under this limitation, the net investment loss per share and the ratios would have been:
     Net investment loss                                                                                      $(0.02)
     Ratios (to average net assets):
       Expenses##                                                                                               2.30%+
       Net investment loss                                                                                     (0.26)%+
  * For the period from the inception of Class C, January 2, 1997, through August 31, 1997.
  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. The Fund's expenses are calculated without reduction for this expense offset arrangement.

See notes to financial statements.

Financial Highlights - continued
--------------------------------------------------------------------------------------------------------------------
                                                                   YEAR ENDED AUGUST 31,                PERIOD ENDED
                                                             ---------------------------------            AUGUST 31,
                                                                    1999                  1998                 1997*
--------------------------------------------------------------------------------------------------------------------
                                                                 CLASS I
--------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                             $14.47                $14.16                $12.01
                                                                  ------                ------                ------
Income from investment operations# -
  Net investment income(S)                                        $ 0.09                $ 0.13                $ 0.08
  Net realized and unrealized gain on investments and
    foreign currency                                                4.05                  0.78                  2.11
                                                                  ------                ------                ------
      Total from investment operations                            $ 4.14                $ 0.91                $ 2.19
                                                                  ------                ------                ------
Less distributions declared to shareholders -
  From net investment income                                      $(0.06)               $(0.03)               $(0.02)
  From net realized gain on investments and foreign
    currency transactions                                          (0.62)                (0.57)                 --
  In excess of net investment income                                --                    --                   (0.02)
                                                                  ------                ------                ------
      Total distributions declared to shareholders                $(0.68)               $(0.60)               $(0.04)
                                                                  ------                ------                ------
Net asset value - end of period                                   $17.93                $14.47                $14.16
                                                                  ======                ======                ======
Total return                                                       28.95%                 6.62%                19.01%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                        0.98%                 1.05%                 1.19%+
  Net investment income                                             0.56%                 0.80%                 0.87%+
Portfolio turnover                                                    96%                  101%                  106%
Net assets at end of period (000 omitted)                           $742                $1,011                  $825

(S) For the period ended August 31, 1997, subject to reimbursement by the Fund, the investment adviser agreed to maintain the expenses of the Fund, exclusive of management fees, at not more than 0.60% of average daily net assets. To the extent actual expenses were over/under this limitation, the net investment income per share and the ratios would have been:
     Net investment income                                                                                     $ 0.08
     Ratios (to average net assets):
       Expenses##                                                                                                1.22%+
       Net investment income                                                                                     0.83%+
  * For the period from the inception of Class I, January 2, 1997, through August 31, 1997.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. The Fund's expenses are calculated without reduction for this expense offset arrangement.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Research Growth and Income Fund (the Fund) is a diversified series of MFS Series Trust I (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith by the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Organization Expenses - Costs incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of Fund operations.

Security Loans - State Street Bank and Trust Company ("State Street"), as agent, may loan the securities of the Fund to certain brokers (the "Borrowers") approved by the Fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the Fund with indemnification against Borrower default. The Fund bears the risk of loss with respect to the investment of cash collateral.

At August 31, 1999, the value of securities loaned was $3,134,294. These loans were collateralized by cash of $3,228,274. Cash collateral is invested in short-term securities, which are included in the Portfolio of Investments. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the Fund and State Street in its capacity as lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the Fund and State Street. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Fund's custody fee is calculated as a percentage of the Fund's month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. During the year ended August 31, 1999, $304,672 and $21,455, respectively, were reclassified to accumulated net investment loss and accumulated undistributed net realized gain on investments and foreign currency transactions from paid-in capital due to differences between book and tax accounting. This change had no effect on the net assets or net asset value per share.

Multiple Classes of Shares of Beneficial Interest - The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at the following annual rates:

First $500 million of average net assets                                 0.65%
Average net assets in excess of $500 million                             0.55%

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $17,395 for the year ended August 31, 1999.

Administrator - The Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee at the following annual percentages of the Fund's average daily net assets:

            First $1 billion                               0.0150%
            Next $1 billion                                0.0125%
            Next $1 billion                                0.0100%
            In excess of $3 billion                        0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $79,429 for the year ended August 31, 1999, as its portion of the sales charge on sales of Class A shares of the Fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares. The Class A distribution fee is currently being waived on a voluntary basis and may be imposed at the discretion of MFD. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $3,244 for the year ended August 31, 1999. Fees incurred under the distribution plan during the year ended August 31, 1999, were 0.25% of average daily net assets attributable to Class A shares on an annualized basis.

The Fund's distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $558 and $175 for Class B and Class C shares, respectively, for the year ended August 31, 1999. Fees incurred under the distribution plan during the year ended August 31, 1999, were 1.00% of average daily net assets attributable to both Class B and Class C shares, on an annualized basis.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended August 31, 1999, were $1,433, $182,176, and $4,517 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Fund's average daily net assets at an annual rate of 0.10%. Prior to April 1, 1999, the fee was calculated as a percentage of the Fund's average daily net assets at an annual rate of 0.1125%.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                     PURCHASES         SALES
--------------------------------------------------------------------------------
U.S. government securities                       $  4,284,532   $  7,165,051
                                                 ------------   ------------
Investments (non-U.S. government securities)     $194,623,111   $169,816,606
                                                 ------------   ------------

The cost and unrealized appreciation and depreciation in the value of investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                 $191,513,555
                                                               ------------
Gross unrealized appreciation                                  $ 30,069,700
Gross unrealized depreciation                                    (6,658,496)
                                                               ------------
    Net unrealized appreciation                                $ 23,411,204
                                                               ============

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

Class A Shares
                                     YEAR ENDED AUGUST 31, 1999      YEAR ENDED AUGUST 31, 1998
                                   ----------------------------    ----------------------------
                                         SHARES          AMOUNT          SHARES          AMOUNT
-----------------------------------------------------------------------------------------------
Shares sold                           3,645,443    $ 63,306,652       2,962,035    $ 47,997,825
Shares issued to shareholders in
  reinvestment of distributions         139,764       2,271,173         103,015       1,453,922
Shares reacquired                    (3,117,317)    (54,205,988)     (1,821,122)    (30,115,406)
                                   ------------    ------------    ------------    ------------
    Net increase                        667,890    $ 11,371,837       1,243,928    $ 19,336,341
                                   ============    ============    ============    ============

Class B Shares
                                     YEAR ENDED AUGUST 31, 1999      YEAR ENDED AUGUST 31, 1998
                                   ----------------------------    ----------------------------
                                         SHARES          AMOUNT          SHARES          AMOUNT
-----------------------------------------------------------------------------------------------
Shares sold                           2,395,114    $ 41,522,632       2,731,045    $ 42,879,218
Shares issued to shareholders in
  reinvestment of distributions         188,815       3,058,783         114,371       1,617,391
Shares reacquired                    (1,544,500)    (26,910,916)       (615,639)     (9,634,175)
                                   ------------    ------------    ------------    ------------
    Net increase                      1,039,429    $ 17,670,499       2,229,777    $ 34,862,434
                                   ============    ============    ============    ============

Class C Shares
                                     YEAR ENDED AUGUST 31, 1999      YEAR ENDED AUGUST 31, 1998
                                   ----------------------------    ----------------------------
                                         SHARES          AMOUNT          SHARES          AMOUNT
-----------------------------------------------------------------------------------------------
Shares sold                             858,873    $ 14,963,918         519,106    $  8,129,558
Shares issued to shareholders in
  reinvestment of distributions          31,558         509,969          16,782         236,637
Shares reacquired                      (560,128)     (9,863,028)       (144,753)     (2,284,805)
                                   ------------    ------------    ------------    ------------
    Net increase                        330,303    $  5,610,859         391,135    $  6,081,390
                                   ============    ============    ============    ============

Class I Shares
                                     YEAR ENDED AUGUST 31, 1999      YEAR ENDED AUGUST 31, 1998
                                   ----------------------------    ----------------------------
                                         SHARES          AMOUNT          SHARES          AMOUNT
-----------------------------------------------------------------------------------------------
Shares sold                               7,169    $    122,855          29,060    $    499,438
Shares issued to shareholders in
  reinvestment of distributions           2,910          47,375           2,390          33,830
Shares reacquired                       (38,533)       (659,242)        (19,876)       (319,482)
                                   ------------    ------------    ------------    ------------
    Net increase (decrease)             (28,454)   $   (489,012)         11,574    $    213,786
                                   ============    ============    ============    ============

(6) Line of Credit
The Fund and other affiliated funds participate in an $820 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the year ended August 31, 1999, was $1,391. The Fund had no significant borrowings during the year.

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Trustees of the MFS Series Trust I and the Shareholders of MFS Research Growth and Income Fund:

We have audited the accompanying statement of assets and liabilities of MFS Research Growth and Income Fund (the Fund), including the schedule of portfolio investments, as of August 31, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, and for the period from January 2, 1996 (commencement of operations) to August 31, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned at August 31, 1999, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Research Growth and Income Fund at August 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, and for the period from January 2, 1996 (commencement of operations) to August 31, 1996, in conformity with generally accepted accounting principles.

                                                        ERNST & YOUNG LLP

Boston, Massachusetts
October 9, 1999

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and all charges and expenses, for any other MFS product is available from your financial consultant, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

--------------------------------------------------------------------------------
FEDERAL TAX INFORMATION
--------------------------------------------------------------------------------

IN JANUARY 2000, SHAREHOLDERS WILL BE MAILED A FORM 1099-DIV REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 1999.

THE FUND HAS DESIGNATED $8,238,284 AS A CAPITAL GAIN DIVIDEND FOR THE YEAR ENDED AUGUST 31, 1999.

FOR THE YEAR ENDED AUGUST 31, 1999, THE AMOUNT OF DISTRIBUTIONS FROM INCOME ELIGIBLE FOR THE 70% DIVIDENDS RECEIVED DEDUCTION FOR CORPORATIONS CAME TO 26.78%.

--------------------------------------------------------------------------------

                     MFS' YEAR 2000 READINESS DISCLOSURE

MFS Investment Management(R), as an investment adviser and on behalf of the MFS funds, is committed to the effective use of technology in managing our portfolio investments, delivering high-quality service to MFS fund shareholders, retirement plan participants, and MFS' institutional clients, and supporting the financial consultants who sell our products. With that in mind, we created a separately funded Year 2000 Program Management Office in 1996 comprised of a specialized staff reporting directly to MFS senior management.

The Year 2000 (Y2K) problem arises because calendar-year fields in computers and software applications traditionally have used two-digit codes so that, for example, the year 1998 is coded as "98," with the "19" being implied. In the year 2000, unless necessary corrections have been made, computer applications may assume "00" refers to 1900 rather than 2000, thus resulting in systems failures or miscalculations. To address this issue, our team of dedicated business and technology managers, working with outside experts, is taking steps to ascertain the Y2K readiness of MFS' internal systems and is working with our external systems vendors to determine whether they expect their systems to be ready.

MFS recognizes that fund shareholders and institutional clients also are concerned about whether the companies whose securities are held in their portfolios are addressing Y2K issues. As part of the MFS Original Research(R) process of evaluating portfolio investments, one of the many relevant factors that MFS' portfolio managers and research analysts may consider is a company's Y2K readiness. Each year, MFS' research analysts and portfolio managers conduct more than 1,000 on-site meetings with companies whose securities are, or may be, held in fund and client portfolios, and host an additional 1,500 meetings at MFS' headquarters. When assessing the Y2K readiness of these companies, MFS' research analysts and portfolio managers may rely upon discussions at these meetings as well as SEC disclosure documents and third-party reports.

Y2K readiness is an enormously complex, worldwide issue. No company or institution can guarantee that it will be unaffected by the Y2K issue. While MFS is taking significant steps to protect the integrity of its internal systems, there can be no assurance that these steps will be sufficient to avoid any adverse impact on MFS, shareholders of MFS funds, participants in retirement plans administered by MFS, or MFS' institutional clients.

If you have further questions regarding MFS' Year 2000 Readiness Program, please visit our Web site at www.mfs.com or contact the MFS Year 2000 Program Management Office by e-mail at y2k@mfs.com or by letter at 500 Boylston Street, Boston, MA 02116-3741.

MFS(R) RESEARCH GROWTH AND INCOME FUND

TRUSTEES                                          ASSISTANT TREASURERS
Richard B. Bailey* - Private Investor;            Mark E. Bradley*
Former Chairman and Director (until 1991),        Ellen Moynihan*
MFS Investment Management                         James O. Yost*

Marshall N. Cohan - Private Investor              SECRETARY
                                                  Stephen E. Cavan*
Lawrence H. Cohn, M.D. - Chief of Cardiac
Surgery, Brigham and Women's Hospital;            ASSISTANT SECRETARY
Professor of Surgery, Harvard Medical School      James R. Bordewick, Jr.*

The Hon. Sir J. David Gibbons, KBE - Chief        CUSTODIAN
Executive Officer, Edmund Gibbons Ltd.;           State Street Bank and Trust Company
Chairman, Colonial Insurance Company, Ltd.
                                                  AUDITORS
Abby M. O'Neill - Private Investor                Ernst & Young LLP

Walter E. Robb, III - President and Treasurer,    INVESTOR INFORMATION
Benchmark Advisors, Inc.; President,              For MFS stock and bond market outlooks,
Benchmark Consulting Group, Inc.                  call toll free:1-800-637-4458 anytime
                                                  from a touch-tone telephone.
Arnold D. Scott* - Senior Executive
Vice President, Director, and Secretary,          For information on MFS mutual funds, call your
MFS Investment Management                         financial consultant or, for an information kit,
                                                  call toll free:1-800-637-2929 any business day
Jeffrey L. Shames* - Chairman, Chief              from 9 a.m. to 5 p.m. Eastern time (or leave a
Executive Officer, and Director,                  message anytime).
MFS Investment Management
                                                  INVESTOR SERVICE
J. Dale Sherratt - President, Insight             MFS Service Center, Inc.
Resources, Inc.; Managing General Partner,        P.O. Box 2281
Wellfleet Investments; Chief Executive            Boston, MA 02107-9906
Officer, Cambridge Nutraceuticals
                                                  For general information, call toll free:
Ward Smith - Former Chairman (until 1994),        1-800-225-2606 any business day from 8 a.m. to 8
NACCO Industries (holding company)                p.m. Eastern time.

INVESTMENT ADVISER                                For service to speech- or hearing-impaired, call
Massachusetts Financial Services Company          toll free: 1-800-637-6576 any business day from 9
500 Boylston Street                               a.m. to 5 p.m. Eastern time. (To use this service,
Boston, MA 02116-3741                             your phone must be equipped with a
                                                  Telecommunications Device for the Deaf.)
DISTRIBUTOR
MFS Fund Distributors, Inc.                       For share prices, account balances, and exchanges,
500 Boylston Street                               call toll free: 1-800-MFS-TALK (1-800-637-8255)
Boston, MA 02116-3741                             anytime from a touch-tone telephone.

CHAIRMAN AND PRESIDENT                            WORLD WIDE WEB
Jeffrey L. Shames*                                www.mfs.com

ASSOCIATE DIRECTOR OF EQUITY RESEARCH
Alec C. Murray*

TREASURER
W. Thomas London*

*Affiliated with the Investment Adviser

MFS(R) RESEARCH GROWTH AND INCOME FUND                              ------------
                                                                      BULK RATE
                                                                    U.S. POSTAGE
[Logo] M F S(R)                                                         PAID
INVESTMENT MANAGEMENT                                                   MFS
We invented the mutual fund(R)                                      ------------

500 Boylston Street
Boston, MA 02116-3741



(c)1999 MFS Investment Management.(R)
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116
                                                MRG-2 10/99 24M 91/291/391/891